UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2009

CAPTERRA FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-50764	20-0003432
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1440 Blake Street, Suite 310, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 893-1003

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to “us,” “we,” or “the Company” refer to CAPTERRA FINANCIAL GROUP, INC. and our subsidiaries.

Item 4.02 Non-Reliance on Previously Issued Financial Statements.

On April 9, 2009, our Board of Directors concluded that our financial statements for the fiscal year ended December 31, 2007 should no longer be relied upon because of an error in such financial statements. Our audit committee discussed this matter with our independent accounts in conjunction with our Board decision. This error also affects our financial statements as of the interim periods for March 31, 2008, June 30, 2008, and September 30, 2008. These financial statements can no longer be relied upon. Notwithstanding the restatement, we feel confident that our controls and procedures are adequate as of all relevant reporting periods. The change in our financial statements was based upon a judgment call using experience which we could not have known prior to the end of 2008.

Specifically, we had an error in accounting for an allowance of our deferred tax asset. As of December 31, 2007, we recorded a deferred tax asset with no allowance. Originally, we determined that the weighted evidence presented did not support a conclusion to record an allowance against our deferred tax asset. After reviewing the evidence presented at that time and additional information gathered during the 2008 fiscal year, we decided that it would be a more conservative approach to record a full deferred tax allowance for the fiscal year ended December 31, 2007. The recording of this full deferred tax allowance for the fiscal year ended December 31, 2007 will change the interim financial statements for March 31, 2008, June 30, 2008, and September 30, 2008.

In addition, for the quarter ended June 30, 2008, we recognized a conversion expense for the conversion of convertible preferred equity and subordinated debt into restricted common shares and calculated the expense by applying a discount to market price of the stock to account for the large block of restricted stock issued and low volume with which our stock traded. When reviewing this methodology during our year end, we were unable to substantiate our methodology with specific guidance issued under GAAP. We therefore recalculated the conversion expense using the price of the last trade prior to the conversion for the value of the stock. We are including this more conservative expense amount in our financials for the year ended December 31, 2008 as well as our restated interim financial statements for June 30, 2008 and September 30, 2008.

We plan to file the restated financial statements with our Form 10-K for the fiscal year ended December 31, 2008 no later than April 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2009	Capterra Financial Group, Inc.
	By:	/s/ James W. Creamer, III
James W. Creamer, III Chief Executive Officer